Exhibit 99.1

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Citius Pharmaceuticals, Inc. (NASDAQ: CTXR) Corporate Update SEPTEMBER 2023

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE This presentation has been prepared by Citius Pharmaceuticals, Inc . (the “Company”) for informational purposes only and not for any other purpose . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company . This presentation does not purport to be all - inclusive or to contain all of the information you may desire . The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together . Information provided in this presentation speaks only as of the date hereof . The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances . This presentation also includes express and implied forward - looking statements regarding the current expectations, estimates, opinions and beliefs of the Company that are not historical facts . Such forward - looking statements may be identified by words such as “believes”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words . The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors beyond the Company’s control that may cause actual results to differ materially from what is presented herein . Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward looking statements . These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts . 2 FORWARD - LOOKING STATEMENTS

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 3 INVESTMENT HIGHLIGHTS Diversified Pipeline: Building a Biotech Platform • LYMPHIR Ρ : purified reformulation of IL - 2 diphtheria toxin fusion protein for CTCL 1 (P3 completed) • Mino - Lok ® : potential to be first and only FDA - approved product to salvage infected CVCs causing CLABSI (P3) • Halo - Lido: potential to be first and only FDA - approved Rx therapy for hemorrhoids (P2b completed) • NC i - MSC Ρ : novel stem cell therapy for acute respiratory distress syndrome (ARDS) (Pre - clinical) • Mino - Wrap: potential to be first and only FDA - approved product to prevent infections associated with post mastectomy breast implants (Pre - clinical) 1 Attractive Multi - billion $ Global Market Opportunities • CTCL market est. $300 - $400+M with larger potential in PTCL and immuno - oncology (I/O) • CRBSI/CLABSI market est. >$1.8B worldwide • Rx hemorrhoid market est. >$2B US • ARDS market large with no approved therapies • Tissue expander infection prevention est. $400M worldwide 2 Healthy Financial Platform • $33.3 M cash as of 6/30/23 with runway through August 2024 • $15 million registered direct offering May 2023 • Complete Response Letter (CRL) remediation efforts not expected to impact cash runway • $26.5 million invested by insiders 3 1 . LYMPHIR TM has been conditionally accepted by the U . S . Food and Drug Administration (FDA) as the proposed brand name for I/ONTAK (E 7777 ) . Anticipated Value Driving Catalysts • Completion of Mino - Lok Phase 3 trial; topline results expected first half of 2024 • Resubmission of LYMPHIR planned for early 2024 3

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 4 MANAGEMENT TEAM WITH PROVEN TRACK RECORD LEONARD MAZUR CHAIRMAN, CEO & CO - FOUNDER JAIME BARTUSHAK EVP, CFO & CBO DR. MYRON CZUCZMAN EVP, CHIEF MEDICAL OFFICER MYRON HOLUBIAK VICE CHAIRMAN & CO - FOUNDER DR. ALAN LADER SVP , CLINICAL OPERATIONS JAY WADEKAR SVP , BUSINESS STRATEGY GARY TALARICO EVP, OPERATIONS KELLY CREIGHTON EVP, CMC CATHERINE KESSLER EVP, REGULATORY AFFAIRS NIK BURLEW EVP , QUALITY ASSURANCE

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MILESTONES & RECENT DEVELOPMENTS 5 2021 2023 2022 2024 Early 2024: resubmission planned • July 28: CRL • Citius addressing enhanced product testing required by FDA • No clinical data issues related to safety or efficacy • Citius planning for resubmission Q3: Filed BLA Q4: Phase 3 Clinical Trial Completed LYMPHIR First half 2024: topline results anticipated • 92 required events achieved for trial completion, subject to confirmation by independent reviewers • Patients in active treatment may result in additional events • Trial to continue enrolling in near term Expanded trial to sites in India MINO - LOK • Phase 2b trial enrollment completed April 2023 • Positive Phase 2b results reported • Preparations underway for end of Phase 2 meeting with FDA HALO - LIDO

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MINO - LOK Phase 3 6

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 7 LATE - STAGE PRODUCT CANDIDATE: MINO - LOK First and Only antibiotic lock therapy under investigation to sterilize and salvage infected Central Venous Catheters (CVCs) CRBSI/CLABSI infections annually in the U.S.** ~500,000 Central Venus Catheters (CVCs) used annually in the U.S.* 7 Million CRBSI/CLABSI associated mortality & morbidity** 12 - 25% * Shah H., Bosch W., Hellinger W. C., Thompson K. M. (2013). Intravascular catheter - related bloodstream infection. Neurohospitalist 3, 144 – 151. doi : 10.1177/1941874413476043. ** Antoňáková Němčíková A, Bednárovská E. Catheter - related bloodstream infections: do we know all of it? Klin Onkol . 2017;30(6):405 – 411. doi : 10.14735/amko2017405. 4 Million Long - term CVCs (>1 month) in the U.S.

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 8 CURRENT STANDARD OF CARE IS A POOR OPTION • Limited availability of other vascular sites • Infusion therapy interrupted • Potential for complications • infectious, thrombotic and mechanical • 57% - 67% of patients experience adverse physical and psychological symptoms from catheter R&R* • High cost • ~$10K cost of R&R procedure • $4 6K - $65K cost of CRBSI/CLABSI episode * Chaftari , AM et al, . Unnecessary Removal of CVCs in Cancer Patients with CRBSI : Impact on Symptom Burden . Poster presentation at ID Week 2017 , Infectious Diseases Society of America (IDSA)Oct 04 - 08 , 2017 Multiple challenges to removing and replacing infected CVCs

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE POTENTIAL GOLD STANDARD IN CLABSI TREATMENT x Limited duration IV therapy x Limits disruption of infusion therapy x Ease of Administration: Locking a catheter is a well - known s tandard operating procedure x Not flushed into the venous system x Lowers risks to patient x Lower cost alternative: significantly less than removal and replacement 5 - 7 DAYS 9 Mino - Lok addresses the complications, discomfort and cost of CVC removal and replacement

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 10 MINO - LOK PHASE 2B TRIAL RESULTS *1 polymicrobial patient had Gr+ and Gr – organism cultured; ** 6 patients had >1 complication; ***all 3 CVCs were removed within 1 month. Effective in salvaging CVCs in all patients treated with Mino - Lok Patients treated with Mino - Lok all had complete microbiologic eradication with no relapse No SAEs in patients treated with Mino - Lok ® Complication rate for Mino - Lok patients was 0% vs. 18% for control arm patients N % N % Patients 30 100% 60 100% Cancer Type - Hematologic 20 67% 48 80% - Solid tumor 10 33% 12 20% ICU Admission 4 13% 4 7% Mech. Ventilator 3 10% - 0% Bacteremia - Gram+ 17 57%* 32 53% - Gram - 14 47%* 28 47% Neutropenia (<500 ) 19 63% 36 60% Microbiologic Eradication 30 100% 60 100% - Relapse - 0% 3 5%*** Complications - 0% 8 13% SAEs related to R&R - 0% 6 10% Overall Complication Rate - 0% 11** 18% Parameter Mino-Lok Arm Control Arm 100% 100% 0% 0% Mino - Lok® demonstrated a strong safety and efficacy signal

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Multi - center, randomized, open label, blinded assessor, active control superiority study • Primary Endpoint: Comparison of Time to Catheter Failure Event (TOC = 6 weeks) • Interim Analyses: DMC recommended proceeding with trial without modification following 3 reviews • Clinical trial sites in the U.S. and India 11 MINO - LOK PHASE 3 PIVOTAL TRIAL UNDERWAY ACTIVE ARM: Mino - Lok Solution CONTROL ARM: Antibiotic Lock + standard of care antibiotic (site specific) Patients with catheter - related blood stream infections (CRBSI) randomized 92 catheter failure events required for Trial Completion 6 weeks

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE IP & REGULATORY PROTECTIONS Qualified Infectious Disease Product (US) • Priority Review reduces NDA review time from 12 to 6 months • Additional 5 years of market exclusivity upon approval, combined with Hatch - Waxman Fast Track Designation (US) • Expedites review of drugs which treat a serious or life - threatening condition and fills an unmet medical need • Rolling review allows for completed sections of the New Drug Application (NDA) to be submitted when ready Supplementary Protection Certificate (EU) • Extends patent protection up to 5 years 12 Robust intellectual property portfolio with protection through 2036

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE LYMPHIR (I/ONTAK, E7777) 13

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE LYMPHIR LICENSING AND FDA PATHWAY Q3 2021: Citius Acquired the Exclusive License to Eisai’s E7777 in all Markets Except Japan and Parts of Asia from Dr. Reddy’s Q4 2021: E7777 Phase 3 Clinical Trial Completed (December) Q3 2021 Q3 2023 Q4 2021 Q3 2022 Q3 2022: Citius Filed BLA for New Formulation (E7777) in September CRL July 2023: remediation efforts underway • September 2021 Citius acquired the exclusive license to Eisai’s E7777 (LYMPHIR) • December 2021 Phase 3 clinical trial completed • September 2022 Citius submitted a BLA for E7777 (LYMPHIR) • July 2023 FDA issues complete response letter (CRL); Citius planning resubmission with remediation efforts underway 14

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE WHAT IS CUTANEOUS T - CELL LYMPHOMA (CTCL)? Plaque Stage Tumor Stage Considered to be incurable, CTCL is a general term for T - cell lymphoma that involve the skin, but may also involve the blood, lymph nodes, and internal organs CTCL accounts for approximately 4% of all non - Hodgkin lymphoma (NHL)* More prevalent in men than women and usually appears in patients in their 50s and 60s 60% 5% 37% Mycosis Fungoides Sezary Syndrome Other CTCL Source: Company estimates. 15

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE WHY LYMPHIR? Near - term revenue opportunity for a reformulated oncology asset with a unique MOA targeting an underserved clinical condition 16 Improved formulation of previously FDA - approved drug (ONTAK); marketed 1999 - 2014 Developed for the treatment of cutaneous T - cell lymphoma (CTCL) Market dynamics support new entrant Orphan indication with market estimated at $300 - $400+M Clinical trial data consistent with prior formulation Phase 3 trial completed 12/2021 Supports targeted launch strategy Concentrated prescriber base Potential marketing exclusivity and complex manufacturing process Multi - layered market protections 2 investigator - initiated trials in I/O underway Upside potential in PTCL and immuno - oncology (I/O)

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE DIFFERENTIATED MECHANISM OF ACTION (MOA) LYMPHIR’s differentiated mechanism of action supports two therapeutic effects Targets Malignant Cells • Binds to IL - 2 receptors to deliver diphtheria toxin, killing tumor cells directly Eliminates Immunosuppressive Tregs • Reduces number of Treg cells, subsequently enhancing anti - tumor immunity 17

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MOA Marketed By Brand CD30 antigen directed CCR4 targeted HDAC inhibitor COMPETITIVE LANDSCAPE LYMPHIR ( E7777 ) (denileukin diftitox) Differentiated MOA targets IL - 2 receptor Potential to be additive to market • Since CTCL treatments are non - curative and often have a limited duration of response and/or are discontinued early, patients are put on multiple alternate therapies • LYMPHIR’s differentiated MOA reinforces rationale for inclusion among the current core therapeutic options in the U.S. market LYMPHIR Ρ expected to be included among core targeted systemic therapy options 18

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MARKET OPPORTUNITY • Estimated U.S. market size for LYMPHIR in CTCL is $300 - $400+ million • Key growth drivers expected to increase overall market size and facilitate market penetration • Evolving treatment paradigm; incremental therapeutic option for pre - treated patients • Historically, market growth has followed introduction of new therapeutics • Competitively priced Chemo / CHOP / Other Oral Systemic Bexarotene Intravenous LYMPHIR Ρ Adcetris Poteligeo Istodax Systemic CTCL Therapies EST. ADDRESSABLE MARKET $300 - $400+M 19

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 20 LYMPHIR PHASE 3 TRIAL (STUDY 302): COMPLETED Pivotal, multicenter, open - label, single - arm study of LYMPHIR in subjects with persistent or recurrent CTCL LEAD - IN STUDY n=21 MAIN STUDY n=71 Stage I - IV CTCL All subjects were diagnosed with Mycosis Fungoides or Sézary Syndrome, with tumors assessed as positive for expression of the CD25 subunit of the IL - 2 receptor Doses ranged from 6 to 15 µg/kg/day 9 μg /kg/day was selected for the Main Study • A total of 69 subjects with Stage I - III persistent or recurrent CTCL from the Lead - In and Main Studies were included in the Primary Efficacy Analysis Set

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE STUDY 302: PHASE 3 CLINICAL TRIAL RESULTS 1 . Primary Efficacy Analysis Set includes 69 Stage I - III CTCL subjects from the Lead - In Study and the Main Study who received a dose of 9 ug/kg/day of study drug . Two subjects were considered by the Independent Review Committee to have Stage IV CTCL and excluded from the Primary Efficacy Analysis Set . This dataset matches the patient population used for the ONTAK indication . 2 . Objective Response is Complete Response and Partial Response, according to the ISCL/EORTC Global Response Score (Olsen 2011 ) . According to the trial protocol, the treatment would be considered efficacious and demonstrate clinical benefit if the lower limit of the 2 - sided 95 % exact confidence interval (CI) of the observed ORR exceeds 25 . 0% , as determined by the Independent Review Committee (IRC) . In this study, the IRC determined the study achieved an ORR of 36 . 2% , 95 % confidence interval ( 25 . 0% , 48 . 7% ) ( 25 patients out of 69 ) . 95% CI (25%, 48.7%) 36.2% 4 49% Nearly half of patients on the trial experienced a complete response, partial response or durable stable disease Median number of prior therapies of patients participating in the study ORR (Objective Response Rate ) 1,2 LYMPHIR demonstrated meaningful benefits for trial patients who had previously been treated 21

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MEANINGFUL RESPONSE IN CTCL PATIENTS 1 . In the Primary Efficacy Analysis set, 84 . 4% ( 54 / 64 ) of skin evaluable subjects had a decrease in skin tumor burden, with 48 . 4 % subjects with ≥ 50 % reduction in skin tumor burden . Complete clearing of skin disease (skin CR) was observed in 12 . 5% ( 8 / 64 ) subjects . 2 . The duration of response (DOR) was at least 6 months for 52 % of responders and at least 12 months for 20 % of responders ( 25 / 69 patients) . RAPID RESPONSE TIME 1.4 months Median number of months to response among patients who experienced clinical benefit (complete or partial response) DURABLE RESPONSE 6.5 months Median months of controlled disease among patients who responded to E7777 2 REDUCED SKIN BURDEN Reduction in skin tumor burden among evaluable patients; 48.8% of patients with ≥50% reduction in skin tumor burden 1 84.4% More than half of responders in the trial had at least six months of improved or controlled disease 22

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE NO NEW SAFETY SIGNALS Low rate of Grade ≥3 capillary leak syndrome at 9µg 6% CAPILLARY LEAK SYNDROME 23 • No evidence of cumulative toxicity • Most patients experienced low g rade 1/2 treatment emergent adverse events (TEAEs) Overall, LYMPHIR was well - tolerated with the use of pre - medications, close patient monitoring, and prompt initiation of supportive measures and drug management 0% No Grade ≥3 loss in visual acuity observed during the trial VISUAL IMPAIRMENT 6% Limited infusion site reaction INFUSION REACTION

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE OPPORTUNITIES FOR GROWTH 24 KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA. KYMRIAH® is a registered trademark of Novartis AG, Basel, Switzerland PTCL expanded indication potential Upside opportunity in immuno - oncology LYMPHIR in combination with KEYTRUDA® in patients with recurrent or metastatic solid tumors (NCT05200559) Collaboration with the University of Pittsburgh LYMPHIR given prior to lymphodepletion chemotherapy and CAR T therapies for the treatment of relapsed/refractory B - cell lymphomas considered at a high risk for failure from KYMRIAH® alone (NCT04855253) Collaboration with the University of Minnesota • Eisai’s E7777 is already approved for the treatment of Peripheral T - Cell Lymphoma (PTCL) in Japan (Remitoro ®) • Would require clinical trial in U.S. designed as a single - arm pivotal study • Two investigator - initiated trials are underway to evaluate LYMPHIR for potential as an immuno - oncology combination therapy

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE HALO - LIDO Halobetasol/Lidocaine 25

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE • Based on the results of Phase 2 trial in 240 patients, CTXR elected to use highly potent steroid Halobetasol propionate (HBP), maintained Lidocaine HCl (LH) and developed 10 prototype formulations • A cream formulation containing novel excipient selected for Phase 2b study • Phase 2b enrollment completed April 2023 • 5 cohorts of 60 subjects each • Primary endpoint: reduction in hemorrhoidal symptoms • Subjects to self - report using proprietary mobile app • Positive Phase 2b results • CITI - 002 provides a meaningful reduction in symptom severity when compared to individual components alone • Dose for Phase 3 trial selected; Citius to schedule end of Phase 2 meeting with the FDA • Trial validates Patient Reported Outcome (PRO) instrument developed to support a pivotal Phase 3 study 26 HALO - LIDO: PHASE 2B TRIAL OVERVIEW Patients report symptoms of hemorrhoidal disease and 1/3 seek physician treatment 1 10+ MILLION 1. Source: https://www.mayoclinic.org/medical - professionals/digestive - diseases/news/hemorrhoidal - disease - diagnosis - and - management/m ac - 20430067 Potentially the first FDA - approved prescription product to treat hemorrhoids in the US

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE SUMMARY 27

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE WHY INVEST? WHY NOW? 28 • Diversified late - stage pipeline with near term catalysts • Healthy Financial Platform with cash runway through August 2024 • $33.3 M cash as of 6/30/23 • $26.5 M invested by founders % OF FULLY DILUTED SHA R ES CURRENT CAP ITALIZATION (2) 71.2% 158,857,798 BASIC SHARES OUTSTANDING 22.8% 50,923,819 WARRANTS 6.0% 13,380,171 OPTIONS 100% 223,161,788 FULLY DILUTED SHARES OUTSTANDING PRINCIPAL INSIDER SHAREHOLDERS (1) 11.4 % LEONARD MAZUR 2.7 % MYRON HOLUBIAK (1) Beneficial stock ownership as calculated under rules of the SEC as filed with the Citius Def 14 A Proxy Statement in December 2022 and based on 158,857,798 shares outstanding as of June 30 , 2023. (2) As of June 30, 2023. H ALO - L IDO Rx therapy for hemorrhoids M INO - L OK Salvage CVCs LYMPHIR Treat CTCL, PTCL, I/O • Phase 3 trial nearing completion • Topline results anticipated first half of 2024 • CRL remediation underway • Early - 2024 resubmission planned • Prep for end of Phase 2 meeting with FDA • Potential for monetization through partnerships